Exhibit 99A

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Rowe Companies (the “Company”) on Form 10-K for the period ending December 1, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald M. Birnbach, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §§1350, as adopted pursuant to §§906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GERALD M. BIRNBACH
Gerald M. Birnbach
Chief Executive Officer and President
February 26, 2003

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Rowe Companies (the “Company”) on Form 10-K for the period ending December 1, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gene S. Morphis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §§1350, as adopted pursuant to §§906 of the Sarbanes-Oxley Act of 2002, that:

3.	The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GENE S. MORPHIS
Gene S. Morphis
Chief Financial Officer
February 26, 2003